Consolidated Statements of Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Expenses
Exploration and evaluation expenses	$ 5,650	$ 7,729
General and administrative expenses	9,192	10,161
Legal, accounting and audit	3,469	3,389
Share-based compensation	27	1,068
Loss from operating activities	18,338	22,347
Foreign exchange (gain) loss	(836)	149
Interest income	(860)	(270)
Finance expense	824	81
Other income	0	(22)
Loss (gain) on change in fair value of convertible notes derivative	18,618	(1,179)
Net loss before tax	36,084	21,106
Income tax expense (recovery)	65	(110)
Net loss	36,149	20,996
Items that may be subsequently reclassified to net loss
Foreign exchange translation difference	(10,012)	2,858
Other comprehensive loss (income)	(10,012)	2,858
Total comprehensive loss	$ 26,137	$ 23,854
Basic and diluted loss per share	$ 0.07	$ 0.04